UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2005

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EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)

(1)

The Registrant has filed Articles of Amendment to Articles of Incorporation with the Nevada Secretary of State’s Office effective April 28, 2005. Please see information included in this report attached on Item 9.01 (c), Exhibit No. 3.1 regarding the Articles of Amendment to the Articles of Incorporation of EGPI Firecreek, Inc.

(2)

The Articles of Incorporation were revised to increase total authorized capital stock from 430,000,000 shares to 980,000,000 shares. Authorized par value $.001 common voting stock is increased from the previous 350,000,000 shares to 900,000,000 shares. Registrant's authorized capital stock includes 20,000,000 shares of par value $.001 non-voting common stock which remains unchanged, and the number of shares of $.001 par value preferred stock also remains unchanged at 60,000,000 shares.

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

On April 27, 2005, Consenting Shareholders Owning Approximately 57.93% of our Common Stock consented to the following actions (please see Note 1 below):

a.) For the Board of Directors, one or more, its Chairman, CEO or President to authorize amendment of the Company’s Articles of Incorporation to be filed with the Nevada Secretary of State. Please see information included in this report listed under Item 9.01 (c), attached on Exhibit No. 3.1 regarding the Articles of Amendment to the Articles of Incorporation of EGPI Firecreek, Inc.

b.) For the Board of Directors, without needing further consent of the Shareholders, to do all things necessary, requisite, in the best interests of the Company, to obtain on best possible terms a minimum of Fifty Million ($50,000,000) Dollars, or any part or parcel thereof, for ramp up activities and project requirements to facilitate planned commencement of its oil and gas operations. This would be in addition to the February 15, 2005 majority consent obtained from the shareholders for the directors, to obtain a bridging facility and plan of finance of up to Four Million Five Hundred ($4,500,000) Dollars. Amounts above $54,500,000 was determined to not require additional shareholder action or vote unless a merger offer is tendered, or such vote is deemed necessary by the Board of Directors, or as may otherwise then be required by law.

Note 1: There was a typographical error made in the filing made with the Nevada Secretary of States office. We intend to re file the Articles of Amendment to the Articles of Incorporation to reflect the following correction:

-Meeting date of February 15, 2005 listed is changed to read April 27, 2005

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

3.1

Articles of Amendment to the Articles of Incorporation of EGPI Firecreek, Inc., formerly Energy Producers, Inc., filed April 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  May 3, 2005

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